Exhibit 99.1

Contact:

Michael J. Culotta

Executive Vice President and Chief Financial Officer

(502) 627-7475

PHARMERICA CORPORATION ANNOUNCES

$25 MILLION SHARE PURCHASE PROGRAM

LOUISVILLE, Kentucky (July 2, 2012) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today announced that its Board of Directors has authorized an increase in its existing share purchase program that will allow the Company to purchase up to $25 million of its common stock in the open market through unsolicited or solicited privately negotiated transactions, or in such other appropriate manner, and will be funded from available cash.

The amount and timing of the purchases will be determined by the Company’s management and will depend on a variety of factors including price, corporate and regulatory requirements, capital availability and other market conditions. Common stock acquired through the share purchase program will be held as treasury shares and may be used for general corporate purposes.

Commenting on this action, Gregory S. Weishar, Chief Executive Officer of PharMerica Corporation, noted, “We remain confident in PharMerica’s long-term growth prospects. Given the market dynamics following the termination of the tender offer, we see the Company’s stock as significantly undervalued, giving us a unique opportunity to drive shareholder value.”

The Company will provide an update regarding purchases made under the purchase program when it reports its results of operations for the quarter ended June 30, 2012.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States. PharMerica operates institutional pharmacies in 44 states. PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers. The Company also provides pharmacy management services to long-term care hospitals.

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PMC Announces $25 Million Share Purchase Program

July 2, 2012

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities. Forward-looking statements include, among other matters, statements regarding the amount and timing of share purchases and the method and manner in which the Company may implement its share purchase program. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions. These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including Quarterly Reports on Form 10-Q filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

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